Exhibit (10)(u)* to Report
                              on Form 10-K for Fiscal
                              Year Ended June 30, 1998
                           by Parker-Hannifin Corporation





               Parker-Hannifin Corporation Stock Option Deferral Plan





               *Numbered in accordance with Item 601 of Regulation S-K.

                           PARKER-HANNIFIN CORPORATION

                            STOCK OPTION DEFERRAL PLAN

                          PARKER-HANNlFlN CORPORATION

                           STOCK OPTION DEFERRAL PLAN

Parker-Hannifin Corporation, an Ohio corporation (the "Company"), hereby establishes this Stock Option Deferral Plan (the "Plan"), effective July 10, 1998, for the purpose of attracting high quality executives and promoting in its executives increased efficiency and an interest in the successful operation of the Company by offering a deferral opportunity to accumulate capital on favorable economic terms.

                                   ARTICLE 1

                                 DEFINITIONS

      1.1 ACCOUNT shall mean the notional account established with respect to a Participant's Stock Option Deferrals for recordkeeping purposes pursuant to Article 4 of the Plan.

      1.2 ADMINISTRATOR shall mean the Company or, if applicable, the committee appointed by the Board to administer the Plan pursuant to Article 11 of the Plan.

      1.3 BENEFICIARY shall mean the person or persons or entity designated as such in accordance with Article 12 of the Plan.

      1.4   BOARD shall mean the Board of Directors of the Company.

      1.5 CHANGE IN CONTROL shall mean any of the following events have occurred:

      (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph shall not be deemed to be a Change in Control by virtue of any of the following situations: (A) an acquisition by the Company or any Subsidiary; (B) an acquisition by any employee benefit plan sponsored or maintained by the Company or any Subsidiary; (C) an acquisition by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) a Non-Control Transaction (as defined in paragraph (iii)); (E) as pertains to a Participant, any acquisition by the Participant or any group of persons (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) including the Participant (or any entity in which the Participant or a group of persons including the Participant, directly or indirectly, holds a majority of the voting power of such entity's outstanding voting interests); or (F) the acquisition of Company Voting Securities from the Company, if a majority of the Board approves a resolution providing expressly that the acquisition pursuant to this clause
(F) does not constitute a Change in Control under this paragraph (i);

      (ii)  individuals who, at the beginning of any period of twenty-four
(24) consecutive months, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, that (A) any person becoming a director subsequent to the beginning of such twenty-four
(24) month period, whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board who are then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this paragraph (ii), considered as though such person were a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board;

     (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Company or any Subsidiary that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in connection with the transaction or otherwise (a "Business Combination"), unless (A) immediately following such Business Combination: (1) more than 50% of the total voting power of the corporation resulting from such Business Combination (the "Surviving Corporation") or, if applicable, the ultimate parent corporation which directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (3) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), following the Business Combination, were members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (a "Non-Control Transaction") or (B) the Business Combination is effected by means of the acquisition of Company Voting Securities from the Company, and a majority of the Board approves a resolution providing expressly that such Business Combination does not constitute a Change in Control under this paragraph (iii); or

     (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries.

      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which, by reducing the number of Company Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control would occur as a result of such an acquisition by the Company (if not for the operation of this sentence), and after the Company's acquisition such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

      Notwithstanding anything in this Plan to the contrary, if the Participant's employment is terminated prior to a Change in Control, and the Participant reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), then for all purposes of this Plan, the date immediately prior to the date of such termination of employment shall be deemed to be the date of a Change in Control for such Participant.

      1.5 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

      1.6 DEFERRAL ELECTION shall mean an election to defer part or all of the Gains on one or more Options.

      1.7 DEFERRED OPTION shall mean an Option with respect to which a Participant has made a Deferral Election.

      1.8 DISABILITY shall mean any long term disability as defined under the Company's long term disability plan. The Administrator, in its complete and sole discretion, shall determine a Participant's Disability. The Administrator may require that the Participant submit to an examination on an annual basis, at the expense of the Company, by a competent physician or medical clinic selected by the Administrator to confirm Disability. On the basis of such medical evidence, the determination of the Administrator as to whether or not a condition of Disability exists or continues shall be conclusive.

       1.9 EARLY RETIREMENT DATE shall mean age 55 with ten or more years of employment with the Company.

       1.10 ELIGIBLE EXECUTIVE shall mean a key employee of the Company or any of its subsidiaries who: (a) is designated by the Administrator as eligible to participate in the Plan; and (b) qualifies as a member of the "select group of management or highly compensated employees" under ERISA.

      1.11 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

      1.12 EXERCISE shall mean an election to exercise part or all of any Deferred Option.

      1.13 GAINS shall mean the difference between the exercise price under the Option and the Market Value of the Stock.

      1.14 MARKET VALUE shall mean the New York Stock Exchange closing price of the Stock on the day preceding any Exercise.

      1.15 NORMAL RETIREMENT DATE shall mean the date on which a Participant attains age 65.

      1.16 OPTION shall mean one or more non-qualified stock options issued to a Participant under any stock incentive plan of the Company.

      1.17 PARTICIPANT shall mean an Eligible Executive who has elected to participate and has made a Deferral Election under the Plan.

      1.18 PLAN YEAR shall mean the calendar year, except that the first Plan Year shall be the year commencing July 10, 1998 and ending December 31, 1998.

      1.19 RETIREMENT shall mean a termination of employment following Normal or Early Retirement Date.

      1.20  STOCK shall mean Parker Hannifin common stock.

      1.21 STOCK OPTION DEFERRALS shall mean the sum of the Gains deferred under this Plan which are converted to phantom shares of Stock and are credited to the Participant's Account in accordance with Articles 3 and 4 of this Plan.

      1.22 SUBSIDIARY shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity.

      1.23 TERMINATION OF EMPLOYMENT shall mean the Participant's employment with the Company ceases for any reason whatsoever, whether voluntary or involuntary, other than Retirement, Disability or death.

                                   ARTICLE 2

                                PARTICIPATION

      2.1 PARTICIPATION. An Eligible Executive shall become a Participant in the Plan at the time he makes a Deferral Election. In the Deferral Election, the Participant shall designate the Option(s) to which the Election relates and the portion of the Gains to be deferred.

      2.2 CONTINUATION OF PARTICIPATION. An Eligible Executive who has elected to participate in the Plan by making a Deferral Election shall continue as a Participant in the Plan for purposes of such Deferral Election even though he ceases to be an Eligible Executive if he continues to be an employee of the Company or if his employment is terminated by reason of Retirement. However, a Participant shall not be eligible to make a new Deferral Election unless the Participant is an Eligible Executive at the time the Election is made. Any outstanding Deferral Elections made by a Participant whose employment terminates for any reason other than Retirement (including death) shall be deemed void at the time the Participant's employment terminates.

                                 ARTICLE 3
                         STOCK OPTION DEFERRALS

      3.1   DEFERRAL ELECTION.

     (a) A Participant may elect to defer an amount equal to any part or all of the Gains that would otherwise be realized upon exercise of an Option.

     (b)    A Deferral Election under this Plan shall be irrevocable.

      3.2 VESTING. The Participant's right to the value of his Account, as adjusted for gains and losses, shall be 100% vested at all times.

      3.3   EXERCISE.  At any time during the period beginning at least six
(6) months after the time a Participant has made a Deferral Election, and ending at the expiration of the Deferred Option to which the Election relates, a Participant may elect to exercise part or all of the Deferred Option. Any Exercise must utilize an actual or constructive stock-for-stock method of payment and any Stock used in such Exercise must have been owned by the Participant for at least six (6) months prior to the Exercise. If a Participant has not made a Deferral Election with respect to all Options which were granted on the same date, and if he is not exercising all Options available under said grant then the Options exercised shall be deemed to be Options as to which the Deferral Election relates, until the entire amount of Options with respect to which a Deferral Election was made shall have been exercised.

                                  ARTICLE 4

                                  ACCOUNTS

      4.1 ACCOUNTS. Solely for recordkeeping purposes, the Company shall maintain for each Participant one Account for all Stock Option Deferrals.

      4.2 CREDITS TO ACCOUNT. Upon Exercise, there shall be credited to a Participant's Account a number of phantom shares of Stock equal to the value of the Gains that otherwise would have been realized at such time if not for the Deferral Election divided by the Market Value of the Stock.

      4.3 STATEMENT OF ACCOUNTS. As of each December 31, the Administrator shall provide each Participant with a statement setting forth the number of phantom shares credited to the Participant's Account, the value of such phantom shares at the time originally credited to the Account and the value of such phantom shares based on the value of Stock as of the close of business on such December 31.

                                  ARTICLE 5

                            RETIREMENT BENEFITS

      5.1 AMOUNT. Upon Retirement, the Company shall pay to the Participant a benefit in the form of Stock, the number of shares of which shall be equal to the number of phantom shares credited to the Participant's Account on the date of Retirement.

      5.2 FORM OF RETIREMENT BENEFITS. The Retirement benefit shall be paid in quarterly installments over a period of fifteen (15) years, with the initial installments being a number of shares of Stock equal to the number of phantom shares in the Participant's Account as of the date of Retirement divided by 60. If the Participant exercises a Deferred Option after Retirement, his Account shall be credited with phantom shares in accordance with Section 4.2. In such a case, the number of shares of Stock to be distributed in each installment payment shall be readjusted as of the following January 1, based on the number of phantom shares credited to the Participant's Account as of the immediately preceding December 31. Any partial shares in such installment shall be rounded up to the nearest share and paid with the installment. Notwithstanding anything herein to the contrary, the Participant may elect at the time he makes his initialed Deferral Election to have the Retirement benefit paid in a lump sum or in installments paid quarterly over a period of five (5) or ten (10) years. Payment shall be made or shall begin as of the first day of the calendar quarter next following the date sixty (60) days after the Participant's Retirement unless the Participant elects at the time he makes his initial Deferral Election for payments to begin on January l of a later year. However, in all events payments shall commence on or before the earlier of the date the retired Participant attains age seventy (70) or the January 1 five years after Retirement. Except as provided under Section 9.1, Participants may elect an alternative form or date of payout as available under this Section 5.2 by written election filed with the Administrator;

provided, however, that if the Participant files the election less than thirteen (13) months prior to the date of retirement, the Account shall be reduced by ten percent (10%).

      5.3 SMALL BENEFIT EXCEPTION. Notwithstanding any of the foregoing, if the number of shares of Stock payable to the Participant is less than or equal to five hundred (500) shares, the Company shall pay such benefits in a single lump sum.

                                  ARTICLE 6

                           TERMINATION BENEFITS

      As of the first day of the calendar quarter beginning at least sixty
(60) days after Termination of Employment, the Company shall pay to the Participant in a single lump sum a termination benefit in Stock, the number of shares of which shall be equal to the number of phantom shares credited to the Participant's Account on the date of Termination of Employment.

                                  ARTICLE 7

                             SURVIVOR BENEFITS

      7.1 PRE-COMMENCEMENT SURVIVOR BENEFIT. If the Participant dies prior to the time installment payments have commenced, the Company shall pay to the Participant's Beneficiary within ninety (90) days after the Participant's death a benefit in Stock, the number of shares of which shall be equal to the number of phantom shares credited to the Participant's Account as of the date of death.

      7.2 POST-COMMENCEMENT SURVIVOR BENEFIT. If the Participant dies after the time installment payments have commenced, the Company shall pay to the Participant's Beneficiary the remaining installments at the time and in the manner such payments would have been made to the Participant.

      7.3 SMALL BENEFIT PAYMENT. Notwithstanding any of the foregoing, in the event the number of shares of Stock payable to the Beneficiary is less than or equal to five hundred (500) shares, the Company shall pay such benefits in a single lump sum.

                                  ARTICLE 8

                                 DISABILITY

     If a Participant suffers a Disability, the Company shall pay to the Participant a number of shares of Stock equal to the number of phantom shares credited to the Participant's Account as of the date his employment terminates for Disability. The form of payment shall be determined in accordance with Section 5.2 and 5.3 as if the date the Participant's employment terminates for Disability were the Participant's Normal Retirement Date.

                                 ARTICLE 9

                            CHANGE IN CONTROL

      9.1 PAYMENT UPON CHANGE IN CONTROL. If a Change in Control occurs, the Participant (or after the Participant's death the Participant's Beneficiary) shall receive in a lump sum payment within thirty (30) days after the Change of Control a number of shares of Stock equal to the number of phantom shares credited to the Participant's Account as of the date of the Change in Control.

      9.2 "GROSS-UP" PAYMENT. In addition to any other amounts payable hereunder, in the event it shall be determined that any payment, distribution or acceleration of vesting of any benefit hereunder would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision, or any interest or penalties are incurred by the Participant with respect to such excise tax, then the Participant shall be entitled to receive an additional "gross-up payment" calculated as set forth in the change in control severance agreement in effect between the Company and the Participant as of the date of the Change in Control; provided, however, that if the Participant does not have a change in control severance agreement, the payment under this Section shall be determined in accordance with the calculation set forth in the most recent change in control severance agreement entered into by the Company and any executive of the Company; provided, further, that there shall be no duplication of such additional payment under this Plan and any change in control severance agreement.

                                  ARTICLE 10

                        CONDITIONS RELATED TO BENEFITS

      10.1 NONASSIGNABILITY. The benefits provided under the Plan may not be alienated, assigned, transferred, pledged or hypothecated by or to any person or entity, at any time or any manner whatsoever. These benefits shall be exempt from the claims of creditors of any Participant or other claimants and from all orders, decrees, levies, garnishment or executions against any Participant to the fullest extent allowed by law.

      10.2 NO RIGHT TO COMPANY ASSETS. The benefits paid under the Plan shall be paid from the general funds of the Company, and the Participant and any Beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

      10.3 PROTECTIVE PROVISIONS. The Participant shall cooperate with the Company by furnishing any and all information requested by the Administrator, in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Administrator may deem necessary and taking such other actions as may be requested by the Administrator. If the

Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan.

      10.4 WITHHOLDING. The Participant or the Beneficiary shall make appropriate arrangements with the Company for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employee tax requirements applicable to the payment of benefits under the Plan. If no other arrangements are made, the Company may provide, at its discretion, for such withholding and tax payments as may be required.

                                   ARTICLE 11

                             ADMINISTRATION OF PLAN

      The Company shall administer the Plan, provided, however, that the Company may elect by action of its Board of Directors to appoint a committee of three (3) or more individuals to administer the Plan. All references to the Administrator herein shall refer to the Company or, if such committee has been appointed, the committee.

      The Administrator shall administer the Plan and interpret, construe and apply its provisions in accordance with its terms. The Administrator shall further establish, adopt or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan. All decisions of the Administrator shall be final and binding. The individuals serving on the committee shall, except as prohibited by law, be indemnified and held harmless by the Company from any and all liabilities, costs, and expenses (including legal fees), to the extent not covered by liability insurance arising out of any action taken by any member of the committee with respect to the Plan, unless such liability arises from the individual's own gross negligence or willful misconduct.

                                  ARTICLE 12

                           BENEFICIARY DESIGNATION

      The Participant shall have the right, at any time, to designate any person or persons as Beneficiary (both primary and contingent) to whom payment under the Plan shall be made in the event of the Participant's death. The Beneficiary designation shall be effective when it is submitted in writing to the Administrator during the Participant's lifetime on a form prescribed by the Administrator.

      The submission of a new Beneficiary designation shall cancel all prior Beneficiary designations. Any finalized divorce or marriage of a Participant subsequent to the date of a Beneficiary designation shall revoke such designation, unless in the case of divorce the previous spouse was not designated as Beneficiary and unless in the case of marriage the Participant's new spouse has previously been designated as Beneficiary. The spouse of a married Participant shall consent to any designation of a Beneficiary other than the spouse, and the spouse's consent shall be witnessed by a notary public.

      If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage, divorce, or otherwise without execution of a new designation, or if every person designated as Beneficiary predeceases the Participant or dies prior to complete distribution of the Participant's benefits, then the Administrator shall direct the distribution of such benefits to the Participant's estate.


                                   ARTICLE 13

                     AMENDMENT AND TERMINATION OF PLAN

      13.1 AMENDMENT OF PLAN. The Company may at any time amend the Plan in whole or in part, provided, however, that such amendment shall not decrease the number of phantom shares credited to the Participant's Account at the time of such amendment.

      13.2 TERMINATION OF PLAN. The Company may at any time terminate the Plan. If the Company terminates the Plan, the date of such termination shall be treated as the date of Termination of Employment for the purpose of calculating Plan benefits, and the Company shall pay to the Participant in a lump sum a number of shares of Stock equal to the number of phantom shares credited to the Participant's Account as of the date of Plan termination.

      13.3 COMPANY ACTION. Except as provided in Section 13.4, the Company's power to amend or terminate the Plan shall be exercisable by the Company's Board of Directors or by the committee or individual authorized by the Company's Board of Directors to exercise such powers.

      13.4 CONSTRUCTIVE RECEIPT TERMINATION. In the event the Administrator determines that amounts deferred under the Plan have been constructively received by Participants and must be recognized as income for federal income tax purposes, the Plan shall terminate and distributions shall be made to Participants in accordance with the provisions of Section 13.2 or as may be determined by the Administrator. The determination of the Administrator under this Section shall be binding and conclusive.

                                   ARTICLE 14

                                 MISCELLANEOUS

      14.1 SUCCESSORS OF THE COMPANY. The rights and obligations of the Company under the Plan shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

      14.2 ERISA PLAN. The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA and therefore to be exempt from Parts 2, 3 and 4 of Title I of ERISA.


      14.3 TRUST. The Company shall be responsible for the payment of all benefits under the Plan. At its discretion, the Company may establish one or more grantor trusts for the purpose of providing for payment of benefits under the Plan. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company's creditors. Benefits paid to the Participant from any such trust shall be considered paid by the Company for purposes of meeting the obligations of the Company under the Plan.

      14.4 EMPLOYMENT NOT GUARANTEED. Nothing contained in the Plan nor any action taken hereunder shall be construed as a contract of employment or as giving any Participant any right to continued employment with the Company.

      14.5 GENDER, SINGULAR AND PLURAL. All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

      14.6 CAPTIONS. The captions of the articles and sections of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

      14.7 VALIDITY. If any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provisions of the Plan.

      14.8 WAIVER OF BREACH. The waiver by the Company of any breach of any provision of the Plan by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

      14.9 APPLICABLE LAW. The Plan shall be governed and construed in accordance with the laws of Ohio except where the laws of Ohio are preempted by ERISA.

      14.10 NOTICE. Any notice or filing required or permitted to be given to the Company under the Plan shall be sufficient if in writing and hand-delivered, or sent by first class mail to the principal office of the Company, directed to the attention of the Administrator. Such notice shall be deemed given as of the date of delivery, or, if delivery is made by mail, as of the date shown on the postmark.

                                   ARTICLE 15

                          CLAIMS AND REVIEW PROCEDURES

      15.1 CLAIMS PROCEDURE. The Company shall notify a Participant in writing, within ninety (90) days after his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Plan. If the Company determines that a Participant is not eligible for benefits or full benefits, the notice shall set forth: (a) the specific reasons for such denial; (b) a specific reference to the provisions of the Plan on which the denial is based; (c) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed; and (d) an explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

      15.2 REVIEW PROCEDURE. If a Participant is determined by the Company not to be eligible for benefits, or if the Participant believes that he or she is entitled to greater or different benefits, the Participant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Participant believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the Participant (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the Participant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Participant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the Participant.
In the event of the death of the Participant, the same procedures shall apply to the Participant's beneficiaries.